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                                                                  EXHIBIT 10.7.6

                     [LETTERHEAD OF FIRST INTERSTATE BANK]
August 16, 1995

Steve E. Busby
Senior Vice President, Finance & Secretary
ReadiCare, Inc.
446 Oakmead Parkway
Sunnyvale, CA 94086

Dear Steve,

At your request and based upon the information you have provided to First Interstate Bank of California ("FICAL"), I am pleased to confirm FICAL's commitment to provide the following amendment ("Amendment") to the existing $5,000,000 credit facility ("Credit Facility") to ReadiCare,Inc., Chec Medical Centers, Inc. and American Orthopedics & Rehabilitation Centers, Inc., jointly and severally, "Borrower") as outlined in the Letter Loan Agreement dated July 28, 1994. Except as otherwise contained herein, all existing covenants, terms and conditions contained in the Credit Agreement shall remain in fully force and effect.

The Expiration Date of the Credit Facility has been amended from June 30, 1996 to June 30, 1997.

FICAL reserves the right, in its sole discretion, to cancel its commitment to make this Amendment and to terminate its obligations thereunder (a) upon the occurrence of a material adverse change in the financial condition of borrower; or (b) in the event that all closing conditions under such Amendment have not been complied with to FICAL's satisfaction by September 15, 1995.

Kindly indicate your agreement to this Amendment by signing the enclosed copy of this letter and returning it to me. This offer shall expire at 3:00 p.m. on Friday, August 25, 1995 unless prior to such time, FICAL receives such copy executed by you. If you have any questions concerning FICAL or the contents of this letter, please do not hesitate to call me at (408) 971-5858.

Sincerely yours,

/s/ LAURA HEWITT
-------------------------
Laura Hewitt
Corporate Banking Officer

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                                                                          Page 2
Steve E. Busby
August 16, 1995

On behalf of ReadiCare, Inc., Chec Medical Centers, Inc. and American Orthopedic & Rehabilitation Centers, Inc., the below signed agree to the terms and conditions contained in this Amendment.

                                       AMERICAN ORTHOPEDIC & REHABILITATION
READICARE, INC.                                  CENTERS, INC.

By: /s/ XXXXXXXXXXXXXXXX               By: /s/ XXXXXXXXXXXXXXXXXXXXXXXX
    ---------------------------------      ------------------------------------

Title: Senior VP Finance, Secretary    Title: VP Finance, Secretary
       ------------------------------         ---------------------------------

Date: 8/18/95                          Date: 8/18/95
      -------------------------------        ----------------------------------

CHEC MEDICAL CENTERS, INC.

By: /s/ XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
    ---------------------------------

Title: VP Finance, Secretary
       ------------------------------

Date: 8/18/95
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